Exhibit 99.1 Focused on Improving the Lives of Patients with Rare Genetic Mitochondrial Diseases Nasdaq: RPHM Corporate Presentation May 2023

Forward-Looking Statements This presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our business strategy, objectives and opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements, including, but not limited to, those related to our dependence on third-party clinical research organizations, manufacturers, suppliers and distributors; our ability to obtain necessary additional capital; our ability to obtain necessary regulatory approvals for our products and, if and when approved, market acceptance of our products; the commercialization plans and expectations for commercializing mavodelpar (REN001) in the United States and rest of world, estimates of the number of patients impacted by PMM or LC-FAOD and who are appropriate for treatment with mavodelpar, the potential benefits of mavodelpar, the financial impact or revenues from any commercialization we undertake, the impact of competitive products and therapies; our ability to attract and retain key employees; the costs of our commercialization plans and development programs; the design, implementation and outcomes of our clinical trials; our ability to manage the growth and complexity of our organization; our ability to maintain, protect and enhance our intellectual property; and our ability to continue to stay in compliance with applicable laws and regulations. You should refer to the section entitled “Risk Factors” set forth in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings we make with the Securities and Exchange Commission (SEC) from time to time for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update any forward- looking statements after the date of this presentation except as may be required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Mavodelpar is an investigational drug product candidate that is under clinical investigation, and which has not yet been approved for marketing by the U.S. Food and Drug Administration, European Medicines Agency, or any other global regulatory agency. No representation is made as to the safety or effectiveness of this product candidate for the use for which it is being studied. We use our website (https://www.reneopharma.com) and LinkedIn page (https://www.linkedin.com/company/reneo-pharmaceuticals) as channels of distribution of information about our company, product candidates, planned announcements, attendance at upcoming conferences and other matters. Such information may be deemed material information, and we may use these channels to comply with our disclosure obligations under Regulation Fair Disclosure. Therefore, investors should monitor our website and LinkedIn page in addition to following our SEC filings, press releases, public conference calls and webcasts. 2

Disclaimer This presentation contains preliminary financial information as of and for the three months ended March 31, 2023 and is subject to completion. The unaudited, estimated results as of and for the three months ended March 31, 2023 are preliminary and were prepared by the Company’s management, based upon estimates, a number of assumptions and currently available information, and are subject to revision based upon, among other things, quarter end closing procedures and/or adjustments, the completion of our interim financial statements and other operational procedures. This preliminary financial information is the responsibility of management and has been prepared in good faith on a consistent basis with prior periods. However, the Company has not completed its financial closing procedures for the three months ended March 31, 2023, and actual results could be materially different from this preliminary financial information, which preliminary information should not be regarded as a representation by the Company or its management as to our actual results as of and for the three months ended March 31, 2023. In addition, the Company’s independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to this preliminary financial information and does not express an opinion or any other form of assurance with respect to this preliminary financial information. During the course of the preparation of the Company’s financial statements and related notes as of and for the three months ended March 31, 2023, the Company may identify items that would require it to make material adjustments to this preliminary financial information. As a result, prospective investors should exercise caution in relying on this information and should not draw any inferences from this information. This preliminary financial information should not be viewed as a substitute for full financial statements prepared in accordance with United States generally accepted accounting principles and audited or reviewed by our auditors. 3

Investment Highlights Mavodelpar Mitochondrial Anticipated Financial (REN001) Diseases Milestones Overview Rx • Preliminary evidence of • Rare diseases with high • Pivotal clinical trial in • $94 million cash, cash efficacy and tolerability unmet medical need primary mitochondrial equivalents, and short- from four clinical trials myopathy (PMM) with term investments as of • Myopathy and reduced topline results in 4Q23 Mar 31, 2023 • Favorable guidance life expectancy common from U.S. and European • Expansion into two • Fundamental investor regulatory agencies additional mitochondrial base disease populations 4

Reneo Pharmaceuticals Pipeline Reneo is initially developing mavodelpar for patients with rare genetic mitochondrial diseases that typically present with myopathy and have a high unmet medical need Preclinical Phase 1 Phase 2/3 Approved 2023 Anticipated Milestones ü Completed enrollment of pivotal trial in mtDNA PMM (1Q23) mitochondrial DNA (mtDNA) mutations/deletions PMM primary • Initiate enrollment of nDNA PMM patients (2Q23) mitochondrial nuclear DNA (nDNA) mutations/deletions myopathies • Topline results of pivotal trial in mtDNA PMM (4Q23) LC-FAOD ü Fast Track designation (LCHAD deficiency) (1Q23) nuclear DNA (nDNA) mutations/deletions long-chain fatty acid oxidation • LC-FAOD clinical strategy update (4Q23) disorders 5

Mavodelpar Overview

Mavodelpar Overview 1. Increases transcription of Biology genes central to mitochondrial function • Potent and selective agonist of peroxisome N F proliferator-activated O receptor delta (PPARδ) PPARδ EC = 31nM 50 2. Drives production of new • Regulates generation of O PPARα EC > 10μM 50 mitochondria cellular energy PPARγ EC > 10μM 50 • Present in multiple O tissue types including CO Na 2 muscle, brain, kidney, and liver 3. Increases oxidation of fatty acids and cellular energy • Activation in response production to increased cellular energy needs 7

Nutrient Utilization by Mitochondria Phosphocreatine Carbohydrates Fatty acids 100 0 Minutes 0 2 4 6 8 10 12 30 • Fatty acid oxidation becomes the predominant nutrient source for generation of cellular energy by the mitochondria during periods of increased energy demand • Patients with PMM and LC-FAOD experience myopathy, weakness, fatigue, or deterioration of muscle due to impaired mitochondrial energy production 8 % of Total Energy

Prevalence in Key Rare Disease Markets Patients in Europe (Northern/Western) Patients in Japan PMM: 82,500 PMM: 23,500 LC-FAOD: 6,200 LC-FAOD: 1,900 Patients in US PMM: 66,200 LC-FAOD: 5,000 Patients in China PMM: 287,900 LC-FAOD: 21,600 Patients in Brazil PMM: 42,500 LC-FAOD: 3,200 Reneo has operations currently in U.S. and UK • United Nations World Population Prospects, Rev.166200 (2019) • Adult mtDNA and nDNA PMM Prevalence – Gorman G. et al., Ann Neurol. 77(5): 753–759 (2015) 9 • LC-FAOD Prevalence – Merritt J.L. et al., Ann Transl Med. 6(24): 473 (2018)

Leg Immobilization Study: Overview Randomized, blinded, placebo-controlled clinical trial in healthy adult volunteers during and after leg immobilization Leg immobilized for 14 days Mavodelpar 100 mg BID (n=12) Baseline Follow-up Placebo (n=12) Day 1 14 29 49 Primary Objective • Evaluate safety and tolerability of 28 days of mavodelpar in healthy volunteers Secondary Objectives • Changes in muscle strength and size • Changes in expression of PPARδ regulated genes involved in mitochondrial function and biogenesis • Davies M. et al., J Clin Trials. 12:495 (2022) 10

Leg Immobilization Study: Changes in Muscle Strength Mean Change from Baseline in Muscle Strength Placebo Mavodelpar 50 • No serious adverse events (SAEs) related to mavodelpar treatment 32.8 • Treatment-emergent adverse events (TEAEs) 25 were similar between subjects treated with mavodelpar or placebo 2.7 • Subjects treated with mavodelpar had 0 substantially more leg strength compared to -5.9 placebo subjects Ø Greater preservation of muscle strength -25 following immobilization Ø Greater increase in muscle strength one -36.2 week after immobilization -50 1 hour post-leg brace 1 wk post-leg brace (p<0.01) (p<0.004) (p-value from a mixed model with baseline value as covariate) • Davies M. et al., J Clin Trials. 12:495 (2022) 11 Muscle Strength (Pounds)

Leg Immobilization Study: Changes in Gene Expression • Subjects treated with mavodelpar showed increases in expression of PPARδ-regulated genes of interest Ø Pyruvate dehydrogenase lipoamide kinase isozyme 4 (PDK4) encodes for a protein that plays a key role in regulation of glucose and fatty acid metabolism Ø Angiopoietin-like 4 (ANGPTL4) encodes for a protein that is directly involved in regulating lipid metabolism Ø Solute carrier family 25 member 34 (SLC25A34) encodes for a protein that is known to transport molecules across the mitochondrial membrane • Davies M. et al., J Clin Trials. 12:495 (2022) 12

Primary Mitochondrial Myopathies (PMM) Characteristics • PMMs are rare disorders caused by mutations within mitochondrial DNA (mtDNA) or nuclear DNA (nDNA) • Mutations hamper the ability of mitochondria to generate energy • Most pronounced in tissues with high energy demand (muscle, brain, and heart) Symptoms Prevalence* Current Treatments • Debilitating fatigue • All adult PMM (23:100,000) • No approved therapies • MyopathyØ Symptomatic mtDNA • Over-the-counter vitamins and (9.6:100,000) supplements commonly used • Exercise intolerance Ø Symptomatic nDNA • Muscle pain (2.9:100,000) • Severe lack of endurance • Reduced life expectancy * Adult mtDNA and nDNA PMM Prevalence – Gorman G. et al., Ann Neurol. 77(5): 753–759 (2015) 13

PMM Phase 1b Trial: Overview Open-label clinical trial in adult PMM subjects with mtDNA defects and myopathy Baseline Mavodelpar 100 mg QD (n=23) Mavodelpar 100 mg QD 36-week extension (optional) Week 1 2 4 8 12 Primary Objective • Evaluate safety and tolerability of 12 weeks of treatment with mavodelpar in PMM patients Secondary Objectives • Evaluate safety and tolerability of 48 weeks treatment with mavodelpar in PMM patients • Explore changes in clinical outcome such as exercise tests, oxygen consumption, and symptoms 14

PMM Phase 1b Trial: Changes in 12-Minute Walk Test (12MWT) • Mean increase over baseline in 12MWT distance of 104.4 meters, 95% CI [53.1, 155.6] • 13 of 17 (76%) patients had greater than a 50-meter increase 12MWT distance 15

PMM Phase 1b Trial: Changes in Walking Velocity +25% +22% • Walking velocity of PMM patients decreased at each 3-minute period during the 12MWT • Following 12 weeks of treatment with mavodelpar, walking velocity increased compared to baseline • The greatest increase in walking velocity occurred during the second half of the 12MWT 16

PMM Phase 1b Trial: Changes in Peak Oxygen Consumption (VO ) 2 • Mean increase over baseline in peak VO of 1.7 mL/min/kg, 95% CI [-0.3, 3.7] 2 • 10 patients (59%) had an increase in peak VO of 0.9 mL/min/kg or greater 2 17

PMM Phase 1b Trial: Changes in Peak VO and 12MWT by Quartile 2 • Mean change over baseline in peak VO parallels mean change over baseline in 12MWT 2 18

PMM Phase 1b Trial: Changes in Symptoms • Mean change in SF-36 energy/fatigue score of 11.2, 95% CI [1.2, 21.2] • Mean change in Modified Fatigue Impact Scale of -10.5, 95% CI [-16.3, -4.6] • Mean change in Brief Pain Inventory of -1.0, 95% CI [-0.2, -1.9] 19

PMM Phase 1b Trial: Changes in Gene Transcription Expression of PPARδ-regulated genes from muscle biopsies (PMM patients) • Muscle biopsies were performed at baseline and after 12 weeks of treatment with mavodelpar PDK4 ANGPTL4 SLC25A34 • Differential gene expression was performed on 3.0 biopsies from seven (7) subjects that had sufficient sample quantity and quality for analysis at baseline and week 12 2.0 • A statistically significant increase over baseline was observed in the expression of PDK4, ANGPTL4, and SLC25A34 1.0 Ø Gene expression data is consistent with the findings from the leg immobilization study 0.0 Week 12 20 Change from Baseline (Log2 Values)

Pivotal PMM Phase 2b Trial and Open-Label Extension Study

RDBPC clinical trial in adult PMM patients with mtDNA defects and myopathy, plus 2-year open-label extension study



"STRIDE"
"STRIDE AHEAD"
Screening
Baseline
Mavodelpar 100 mg QD
Placebo QD
Mavodelpar 100 mg QD
2-year open-label extension (ex-US)
Week
2
4
12
18
24

STRIDE Primary Objective

- Change from baseline to week 24 in distance walked during 12MWT

STRIDE Secondary/Exploratory Objectives

- Changes from baseline in PROMIS® Short Form Fatigue 13a, Modified Fatigue Impact Scale (MFIS), Patient Global Impression of Change (PGIC), Patient Global Impression of Severity (PGIS), 30 Second Sit-To-Stand (30STS) Test, Brief Pain Inventory (BPI), 36-Item Health Survey (SF-36), Work Productivity and Activity Impairment Questionnaire: Specific Health Problem (WPAI:SHP), and Pedometer Step Counts

STRIDE and STRIDE AHEAD Status

- STRIDE – Completed enrollment in March 2023 (N=213); topline results anticipated 4Q23
- STRIDE AHEAD – Over 100 patients enrolled to date (50 beyond 6 months); adding nDNA PMM patients 2Q23

Reneo Pharmaceuticals 21

PMM Phase 1b and 2b Studies: Baseline Characteristics PMM Phase 2b* PMM Study PMM Phase 1b (STRIDE Study) Subjects N=17 N=213 Sex (%) Male 29.4% 29.1% Female 70.6% 70.9% Age (years) Mean 55.2 46.6 Median 55 48 SD 7.5 12.8 2 Body Mass Index (kg/mg ) Mean 24.3 24.5 Median 24.5 23.7 SD 4.0 5.7 12-Minute Walk Test (meters) Mean 603.2 653.8 Median 525 662 SD 250.1 160.4 Modified Fatigue Impact Scale (score) Mean 50.4 43.9 Median 48 46 SD 18.6 17.9 * Preliminary data, subject to change 22

Long-Chain Fatty Acid Oxidation Disorders (LC-FAOD) Characteristics • LC-FAOD are rare disorders caused by mutations within nuclear DNA (nDNA) • Inherited genetic errors of metabolism resulting in the inability to use dietary long-chain fatty acids as energy sources • Mutations in genes that code for enzymes that perform long-chain fatty acid oxidation Symptoms Prevalence* Current Treatments ® • Young children – lethargy, liver • VLCAD deficiency • DOLJOVI , a fatty acid dysfunction, hypoglycemia, high (1:120,000 to 1:42,500) supplement similar to medium risk for sudden death, chain triglyceride oil (MCT) • LCHAD deficiency cardiomyopathy (1:150,000 to 1:110,000) • Therapy includes a fat-restricted • Older patients – limited diet, supplementing with short or endurance, muscle aches, medium chain fatty acids rhabdomyolysis * LC-FAOD Prevalence – Merritt J.L. et al., Ann Transl Med. 6(24): 473 (2018) 23

LC-FAOD Phase 1b Study: Overview Open-label clinical trial in adult LC-FAOD subjects with mutations in LCHAD, CPTs, VLCAD, and TFP genes Baseline Mavodelpar 50 mg QD (n=3) or 100 mg QD (n=21) Week 1 2 4 8 12 Primary Objective • Evaluate safety and tolerability of 12 weeks of treatment with mavodelpar in LC-FAOD patients Secondary Objectives • Explore changes in clinical outcome such as exercise tests and symptoms after 12 weeks of treatment with mavodelpar Program Status • U.S. FDA Fast Track designation received (LCHAD deficiency) 24

LC-FAOD Phase 1b Study: 12MWT, SF-36 Energy/Fatigue, and MFIS Preclinical 12MWT [meters] SF-36 Energy/Fatigue MFIS Total Gene Defect n Baseline Change n Baseline Change n Baseline Change 547.7 73.7 44.3 19.5 32.8 -9.8 LCHAD 5 5 5 (133.4) (18.0) (10.4) (11.7) (6.5) (4.2) 949.6 51.9 57.7 0.8 23.5 1.0 CPT2 6 6 6 (119.1) (49.4) (3.2) (4.9) (6.7) 3.3) 864.3 -36.7 57.3 -17.8 17.8 15.6 VLCAD 5 5 5 (65.1) (42.1) (9.3) (7.8) (6.8) (8.5) • Mean increase over baseline in 12MWT distance over 50 meters in LCHAD and CPT2 defects • Initiated regulatory discussion to guide further development; LC-FAOD clinical strategy update 4Q23 25

Mavodelpar Roadmap


STRIDE
Ph2b Study
mtDNA PMM
Enrollment
Completed
STRIDE AHEAD
OLE Study
nDNA PMM
Enrollment
Begins
STRIDE
Ph2b Study
mtDNA PMM
Topline
Data
STRIDE AHEAD
OLE Study
mtDNA/nDNA PMM
Interim
Data
1H 2023
2H 2023
2024
Regulatory
Update
LC-FAOD
Fast Track
(LCHADD)
Program
Update
PMM
Key Opinion
Leader Event
Program
Update
LC-FAOD
Clinical
Strategy
Regulatory
Update
PMM
NDA Filing
(U.S.)
Regulatory
Update
PMM
MAA Filing
(Europe)

Reneo Pharmaceuticals
26

To learn more, please contact: Danielle Spangler Investor Relations dspangler@reneopharma.com